Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

DWS Enhanced Commodity Strategy Fund

The following information replaces the existing tables for DWS Enhanced Commodity Strategy Fund in “Part I: Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information for Jeff Morton, who joined the team as a portfolio manager on July 1, 2022, is provided as of April 30, 2022 and the information for Darwei Kung and Rick Smith is provided as of June 30, 2021.

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Darwei Kung	$100,001 - $500,000	$500,001 - $1,000,000
Rick Smith	$50,001 - $100,000	$100,001 - $500,000
Jeff Morton	$0	$10,001 - $50,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Darwei Kung	3	$1,393,466,267	0	$0
Rick Smith	1	$1,242,169,117	0	$0
Jeff Morton	1	$1,155,372,085	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Darwei Kung	2	$203,618,613	0	$0
Rick Smith	0	$0	0	$0
Jeff Morton	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts

July 1, 2022
SAISTKR22-13

Darwei Kung	0	$0	0	$0
Rick Smith	8	$5,684,437,721	1	$331,417,548
Jeff Morton	9	$5,101,698,317	0	$0

Please Retain This Supplement for Future Reference

July 1, 2022
SAISTKR22-13